ALLIANCE
                             ----------------------
                                  MULTI-MARKET
                             ----------------------
                                    STRATEGY
                             ----------------------
                                      TRUST
                             ----------------------


                                         Annual Report
                                         October 31, 1998


                                                      Alliance Capital [LOGO](R)

LETTER TO SHAREHOLDERS                      Alliance Multi-Market Strategy Trust
================================================================================

December 28, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook for Alliance Multi-Market Strategy Trust for the annual reporting period ended October 31, 1998. The Fund is designed for investors who seek the highest level of current income that is available from a portfolio of high-quality, global, short-term (0-5 year maturity) debt.

MARKET OVERVIEW

During the six-month period ended October 31, 1998, global markets suffered from heightened concerns about recession as the financial and economic turmoil in Asia spread to Russia and Latin America.

The U.S. bond market recorded positive returns during the six months ended October 31, 1998 in an environment of moderating economic growth, falling interest rates and low inflation. However, returns were dampened across all non-Treasury sectors when the economic and financial turmoil spreading through the emerging markets heightened investors' concerns about all credit sensitive assets. Renewed volatility in Asia, and the collapse of the Russian financial system in August, led to a sell-off across global credit sensitive bond and stock markets. Investor confidence was slowly restored in October when the Federal Reserve, along with other central banks, began cutting interest rates in an effort to avoid slowing growth. During this volatile period, the U.S. government sector, acting as a safe haven, posted the best return among the U.S. bond market sectors, while the high yield sector posted the worst return.

In other developed markets outside of the U.S., government bond returns were augmented by investors' aversion to risk. Traditional safe haven markets benefited from both the flight to quality and the increased probability of monetary easing, while non-safe haven countries suffered from low liquidity. On a hedged basis, only New Zealand and Japan posted stronger gains than the U.S. Treasury market.

In Europe, slower than expected growth, combined with low inflation, led to increased expectations of official interest rate cuts which drove yields lower. All 11 first round European Monetary Union (EMU) countries posted strong returns in both local and hedged terms. As the EMU inception date approached, the marketplace became less discriminating in its treatment of these 11 markets based on country specific fundamentals.

In the Dollar bloc countries (Australia, New Zealand and Canada) growth slowed and inflation remained low as a result of falling commodity prices and falling demand from Asia. The New Zealand bond market posted the strongest returns of the three markets, as it continued to benefit from sharp rate cuts made by the central bank to stop the economy from slipping into recession. In Canada, a weak currency and low liquidity helped place the Canadian bond market as the worst performing on both a local and hedged basis.

INVESTMENT STRATEGY

During the six-month period ended October 31, 1998, we underweighted the Fund's portfolio in the U.S. bond market to pursue investment opportunities in foreign markets. We maintained our investments in Europe, including Germany, Italy, Norway and Denmark. We also increased our weighting in France as lower interest rates and slowing growth benefited the bond market in that region. In addition, we maintained our Mexican Treasuries.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed during the past six- and 12-month periods. In previous reports, we have shown your Fund's performance in comparison to the Merrill Lynch 1-3 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 26 funds with similar investment objectives. We are changing the Fund's benchmark index from the Merrill Lynch 1-3 Year Government Bond Index to the Merrill Lynch 1 - 5 Year Government Bond Index because the 1 - 5 Year Index more closely reflects the average maturity of the securities in which your Fund invests. This report will include both Merrill Lynch Indices, however, your next report for the period ended April 30, 1999 will only show the 1 - 5 Year Index.

                                            Alliance Multi-Market Strategy Trust
================================================================================

--------------------------------------------------------------------------------

INVESTMENT RESULTS*

Periods Ended October 31, 1998

                                     Total Returns
                               6 Months        12 Months
                           ---------------  ---------------

Alliance Multi-Market
      Strategy Trust
      Class A                    2.79%            6.90%
      Class B                    2.46%            6.24%
      Class C                    2.32%            6.10%

Merrill Lynch 1-3 Year
      Government Bond
      Index                      4.68%            7.70%

Merrill Lynch 1-5 Year
      Government Bond
      Index                      5.58%            8.72%

Lipper Short World
      Multi-Market
      Income Funds
      Average                    2.25%            4.25%

* The Fund's investment results represent total returns and are based on the net asset value of each class of shares as of October 31, 1998. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The unmanaged Merrill Lynch 1-3 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in 1 to 3 years. The unmanaged Merrill Lynch 1-5 Year Government Bond Index consists of short-term U.S. Treasury securities maturing in 1 to 5 years. The unmanaged Lipper Short World Multi-Market Income Funds Average reflects the performance of 26 funds for both the six and 12-month periods ended October 31, 1998. The Average has generally similar investment objectives to your Fund, although investment policies for the various funds may differ. An investor cannot invest directly in the Index or Average.

      Additional investment results appear on page 4.

--------------------------------------------------------------------------------

As of October 31, 1998, the Fund's total investments based on issuing country were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

 [The following table was represented as a pie chart in the printed material.]

                      United States           23.06%
                      Germany                 18.74%
                      Italy                   13.64%
                      France                   9.45%
                      Australia                7.84%
                      Denmark                  7.40%
                      Mexico                   6.22%
                      Sweden                   4.61%
                      Norway                   4.53%
                      Canada                   4.51%

During the past six- and 12-month periods ended October 31, 1998, your Fund underperformed both the Merrill Lynch 1-3 Year Government Bond Index and the Merrill Lynch 1 -5 Year Government Bond Index which are U.S.-only based indices. However, the Fund outperformed the Lipper Short World Multi-Market Income Funds Average which invests in similar U.S. and non-U.S. markets to your Fund.

For the six-month period under review, the U.S. outperformed most global markets. The U.S. benefited over the period as investors, in a flight to quality caused by global turmoil, preferred the safety offered by the U.S. bond market. Our underweighting in the U.S. dampened performance. However, our country selection and country weighting outside of the U.S. enhanced performance and allowed us to outperform other similarly managed accounts.

ECONOMIC OUTLOOK

While the outlook for global recession has diminished, we continue to project a slower growth trajectory for the global economy in 1999.

In the U.S., economic activity is expected to slow further, with growth estimates centered around 2% for the next year. Further interest rate reductions to sustain growth by

                                            Alliance Multi-Market Strategy Trust
================================================================================

the Federal Reserve are likely in 1999. U.S. interest rates, as well as inflation, will remain low and the U.S. Treasury market will continue to provide a safe haven during times of volatility.

In Europe, growth is expected to slow to less than 2% in 1999 from 2.4% in 1998. Inflation should remain benign. Recent interest rate reductions in Europe may be followed by additional rate cuts in 1999 to offset the effects of the global slowdown. Global policy makers should continue their efforts at reflating the world's economy. Deflationary pressures, slow demand from Asia, and falling commodity prices could be countered by further easing of monetary policy.

We believe the current climate of slowing global growth and declining interest rates form a favorable environment conducive for the Fund.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.


Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas Peebles

Douglas Peebles
Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES           Alliance Multi-Market Strategy Trust
================================================================================

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. dollar.

INVESTMENT RESULTS
================================================================================

NAV and SEC Total Returns as of October 31, 1998

                        ------------------------------
                                 CLASS A SHARES
                        ------------------------------
                                Without             With
                             Sales Charge       Sales Charge
                             -------------------------------
One Year                         6.90%              2.30%
Five Years                       4.08%              3.17%
Since Inception*                 4.04%              3.44%
SEC Yield**                      4.14%

                        ------------------------------
                                 CLASS B SHARES
                        ------------------------------
                                Without             With
                             Sales Charge       Sales Charge
                             -------------------------------
One Year                         6.24%              3.42%
Five Years                       3.25%              3.25%
Since Inception*(a)              3.38%              3.38%
SEC Yield**                      3.56%

                        ------------------------------
                                 CLASS C SHARES
                        ------------------------------
                                Without             With
                             Sales Charge       Sales Charge
                             -------------------------------
One Year                         6.10%              5.16%
Five Years                       3.24%              3.24%
Since Inception*                 3.94%              3.94%
SEC Yield**                      3.38%

SEC Total Returns as of the most recent quarter-end
(September 30, 1998)

                     Class A       Class B       Class C
                   -----------   ----------    ----------
1 Year                1.18%         2.24%         4.11%
5 Years               3.39%         3.45%         3.50%
Since Inception*      3.40%         3.34%(a)      3.95%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.
** SEC Yields are based on SEC guidelines and are calculated on 30 days ended October 31, 1998.
(a)   Assumes conversion of Class B shares into Class A shares after 6 years.

                                            Alliance Multi-Market Strategy Trust
================================================================================

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 10/31/98

 [The following table was represented as a line chart in the printed material.]

                                                     Lipper Short
          Merrill Lynch         Merrill Lynch        World Multi-   Multi-Market
          1-5 Year Government   1-3 Year Government  Market Income  Strategy
          Bond Index            Bond Index           Funds Average  Trust
          -------------------   -------------------  -------------  ------------
5/31/91
10/31/91
10/31/92
10/31/93
10/31/94
10/31/95
10/31/96
10/31/97
10/31/98      $16,738               $16,691             $13,625      $12,853

      This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 5/31/91 to 10/31/98) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The Merrill Lynch 1-3 Year Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

      The Merrill Lynch 1-5 Year Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to five years.

      The Lipper Short World Multi-Market Income Funds Average reflects performance of 9 funds. These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

      When comparing Alliance Multi-Market Strategy Trust to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses.

--------------------------------------------------------------------------------
*     Month-end nearest to Fund's Class A share inception date of 5/29/91.

PORTFOLIO OF INVESTMENTS
October 31, 1998                            Alliance Multi-Market Strategy Trust
================================================================================

                                    Principal
                                     Amount
                                      (000)      U.S. $ Value
--------------------------------------------------------------
AUSTRALIA-7.7%
DEBT OBLIGATIONS-7.7%
Deutsche Bank AG
   6.00%, 7/05/00 (a)....... AU$       8,000    $   5,092,036
State Bank of South Wales
   8.63%, 8/20/01 (a).......           6,000        4,104,141
                                                -------------
Total Australian Securities
   (cost $10,486,171).......                        9,196,177
                                                -------------
CANADA-4.4%
GOVERNMENT
   OBLIGATION-4.4%
Government of Canada
   5.25%, 9/01/03 (a)
   (cost $5,348,888)........ CA$       8,000        5,294,621
                                                -------------
DENMARK-7.3%
GOVERNMENT
   OBLIGATION-7.3%
Kingdom of Denmark
   9.00%, 11/15/00 (a)
   (cost $9,941,782)........ DKK      50,000        8,684,854
                                                -------------
FRANCE-9.3%
GOVERNMENT
   OBLIGATIONS-9.3%
Government of France
   4.50%, 7/12/03 (a)....... FRF      31,000        5,743,633
   7.75%, 4/12/00 (a).......          28,000        5,341,492
                                                -------------
Total French Securities
   (cost $10,464,535).......                       11,085,125
                                                -------------
GERMANY-18.5%
DEBT OBLIGATIONS-13.5%
Bayerische Landesbank
   Girozentrale
   5.75%, 2/28/01 (a)....... US$       5,000        5,072,245
Bayerische Vereinsbank
   Finansiering
   5.25%, 5/17/01 (a)....... DEM       7,400        4,642,033
Deutsche Hypothekenbank
   5.75%, 10/02/01 (a)......          10,000        6,375,657
                                                -------------
                                                   16,089,935
                                                -------------
GOVERNMENT
   OBLIGATION-5.0%
Government of Germany
   8.00%, 7/22/02 (a)....... DEM       8,500        5,909,406
                                                -------------
Total German Securities
   (cost $21,848,162).......                       21,999,341
                                                -------------
ITALY-13.4%
GOVERNMENT
   OBLIGATIONS-13.4%
Republic of Italy
   6.00%, 2/15/00 (a)....... ITL  10,400,000        6,530,561
   6.25%, 5/15/02 (a).......      14,400,000        9,479,095
                                                -------------
Total Italian Securities
   (cost $14,070,634).......                       16,009,656
                                                -------------
MEXICO-6.1%
GOVERNMENT
   OBLIGATION-6.1%
Mexican Treasury Bill
   21.93%, 6/03/99 (a)(b)
   (cost $8,926,727)........ MXP      89,121        7,295,934
                                                -------------
NORWAY-4.5%
GOVERNMENT
   OBLIGATION-4.5%
Kingdom of Norway
   7.00%, 5/31/01 (a)
   (cost $6,198,983)........ NOK      38,000        5,312,612
                                                -------------
SWEDEN-4.5%
GOVERNMENT
   OBLIGATION-4.5%
Kingdom of Sweden
   10.25%, 5/05/03 (a)
   (cost $5,374,100)........ SEK      34,000        5,407,546
                                                -------------
UNITED STATES-22.7%
DEBT OBLIGATION-3.5%
Morgan Guaranty Trust Co.
   6.38%, 3/26/01 (a)....... US$       4,000        4,136,008
                                                -------------
GOVERNMENT AGENCY
   OBLIGATION-3.6%
FNMA Global
   7.25%, 6/20/02 (a)....... NZ$       7,850        4,296,226
                                                -------------
GOVERNMENT
   OBLIGATION-6.7%
U.S. Treasury Bill
   Zero coupon, 6/24/99..... US$       8,250        8,038,033
                                                -------------

                                            Alliance Multi-Market Strategy Trust
================================================================================

                                    Principal
                                     Amount
                                      (000)      U.S. $ Value
--------------------------------------------------------------
TIME DEPOSITS-8.9%
Dresdner Bank
   5.56%, 11/02/98.......... US$       3,600    $   3,600,000
Rabo Bank
   5.69%, 11/02/98..........           3,500        3,500,000
Republic National Bank of
   New York
   5.50%, 11/02/98..........           3,500        3,500,000
                                                -------------
                                                   10,600,000
                                                -------------
Total United States
   Securities
   (cost $27,996,555).......                       27,070,267
                                                -------------
TOTAL INVESTMENTS-98.4%
   (cost $120,656,537) .....                    $ 117,356,133
Other assets less
   liabilities-1.6%.........                        1,946,714
                                                -------------
NET ASSETS-100%.............                    $ 119,302,847
                                                =============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, with an aggregate market value of $92,151,759 have been segregated to collateralize forward exchange currency contracts.

(b)   Annualized yield to maturity at purchase date.

      Glossary:

      FNMA - Federal National Mortgage Association

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998                            Alliance Multi-Market Strategy Trust
================================================================================

ASSETS
   Investments in securities, at value (cost $120,656,537)................................   $ 117,356,133
   Cash  .................................................................................          76,678
   Interest receivable....................................................................       2,452,092
   Unrealized appreciation of forward exchange currency contracts.........................         363,999
   Receivable for capital stock sold......................................................         162,929
                                                                                             -------------
   Total assets...........................................................................     120,411,831
                                                                                             -------------
LIABILITIES
   Dividend payable.......................................................................         333,160
   Payable for capital stock redeemed.....................................................         275,026
   Advisory fee payable...................................................................          60,443
   Distribution fee payable...............................................................          41,606
   Accrued expenses and other liabilities.................................................         398,749
                                                                                             -------------
   Total liabilities......................................................................       1,108,984
                                                                                             -------------
NET ASSETS................................................................................   $ 119,302,847
                                                                                             =============
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................................................   $      17,966
   Additional paid-in capital.............................................................     148,892,245
   Distributions in excess of net investment income.......................................      (3,327,129)
   Accumulated net realized loss on investments and foreign currency transactions.........     (23,443,984)
   Net unrealized depreciation of investments and foreign currency denominated assets
      and liabilities.....................................................................      (2,836,251)
                                                                                             -------------
                                                                                             $ 119,302,847
                                                                                             =============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share ($95,568,374 / 14,398,527 shares of
      capital stock issued and outstanding)...............................................           $6.64
   Sales Charge--4.25% of public offering price...........................................             .29
                                                                                                     -----
   Maximum offering price.................................................................           $6.93
                                                                                                     =====
   Class B Shares
   Net asset value and offering price per share ($7,216,950 / 1,084,367 shares of
      capital stock issued and outstanding)...............................................           $6.66
                                                                                                     =====
   Class C Shares
   Net asset value and offering price per share ($16,517,523 / 2,483,284 shares of
      capital stock issued and outstanding)...............................................           $6.65
                                                                                                     =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1998                 Alliance Multi-Market Strategy Trust
================================================================================

INVESTMENT INCOME
   Interest....................................................                      $  9,272,305
EXPENSES
   Advisory fee................................................      $   681,090
   Distribution fee - Class A..................................          297,398
   Distribution fee - Class B..................................          128,290
   Distribution fee - Class C..................................           15,774
   Transfer agency.............................................          359,292
   Custodian...................................................          218,126
   Administrative..............................................          128,543
   Audit and legal.............................................          108,519
   Printing....................................................           52,587
   Registration................................................           40,880
   Directors' fees.............................................           32,039
   Miscellaneous...............................................           13,882
                                                                     -----------
   Total expenses..............................................        2,076,420
   Less: expense offset arrangement (see Note B)...............          (14,591)
                                                                     -----------
   Net expenses................................................                         2,061,829
                                                                                     ------------
   Net investment income.......................................                         7,210,476
                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions................                           204,548
   Net realized loss on foreign currency transactions..........                        (2,348,178)
   Net change in unrealized depreciation of:
      Investments..............................................                         1,054,695
      Foreign currency denominated assets and liabilities......                         1,228,633
                                                                                     ------------
   Net gain on investments and foreign currency transactions...                           139,698
                                                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................                      $  7,350,174
                                                                                     ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS          Alliance Multi-Market Strategy Trust
================================================================================

                                                                                   Year Ended        Year Ended
                                                                                   October 31,       October 31,
                                                                                      1998              1997
                                                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................................................  $   7,210,476     $   8,855,944
   Net realized gain (loss) on investments and foreign currency transactions...     (2,143,630)        8,391,096
   Net change in unrealized depreciation of investments and foreign
      currency denominated assets and liabilities..............................      2,283,328        (6,614,322)
                                                                                 -------------     -------------
   Net increase in net assets from operations..................................      7,350,174        10,632,718
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Class A..................................................................     (6,215,407)       (4,899,179)
      Class B..................................................................       (912,135)       (3,883,236)
      Class C..................................................................        (82,934)          (73,529)
   Distributions in excess of net investment income
      Class A..................................................................     (6,230,346)       (2,095,730)
      Class B..................................................................       (914,327)       (1,692,062)
      Class C..................................................................        (83,132)          (32,833)
   Tax return of capital
      Class A..................................................................       (942,328)               -0-
      Class B..................................................................       (138,290)               -0-
      Class C..................................................................        (12,574)               -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease).....................................................        199,282       (28,950,404)
                                                                                 -------------     -------------
   Total decrease..............................................................     (7,982,017)      (30,994,255)
NET ASSETS
   Beginning of year...........................................................    127,284,864       158,279,119
                                                                                 -------------     -------------
   End of year (including undistributed net investment income of
      $6,044,326 at October 31, 1997)..........................................  $ 119,302,847     $ 127,284,864
                                                                                 =============     =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1998                            Alliance Multi-Market Strategy Trust
================================================================================

NOTE A: Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

NOTES TO FINANCIAL STATEMENTS (cont.)       Alliance Multi-Market Strategy Trust
================================================================================

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences primarily due to foreign currency losses and a tax return of capital, resulted in a net increase in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital and in accumulated net realized loss on investments and in foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $128,543 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $194,021 for the year ended October 31, 1998.

In addition, for the year ended October 31, 1998, the Fund's expenses were reduced by $14,591 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in this statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,987 from the sale of Class A shares and $12,234, and $1,638 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1998.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,716,694 and $619,498 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of

                                            Alliance Multi-Market Strategy Trust
================================================================================

unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $15,943,351 and $29,110,616, respectively for the year ended October 31, 1998. There were purchases of $5,689,922 and sales of $5,876,406 of U.S. government and government agency obligations for the year ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,295,313 and gross unrealized depreciation of investments was $6,595,717 resulting in net unrealized depreciation of $3,300,404 (excluding foreign currency transactions).

At October 31, 1998, the Fund had a capital loss carryforward of $27,690,413 of which $1,283,783 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, $10,215,734 expires in the year 2003, $80,140 expires in the year 2004, and $6,464 expires in the year 2005.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                 U.S. $
                                             Contract           Value on            U.S. $           Unrealized
                                              Amount           Origination          Current         Appreciation
                                               (000)              Date               Value         (Depreciation)
                                         -----------------   ----------------   ----------------   ----------------
Forward Exchange Currency
Buy Contracts
Deutsche Marks,
   settling 11/27/98-12/18/98...........         20,518      $   12,474,954     $   12,411,237       $   (63,717)
Japanese Yen,
   settling 11/19/98....................        408,800           3,470,289          3,515,795            45,506
Forward Exchange Currency
Sale Contracts
Australian Dollars,
   settling 1/13/99.....................         17,127          10,579,860         10,720,921          (141,061)

NOTES TO FINANCIAL STATEMENTS (cont.)       Alliance Multi-Market Strategy Trust
================================================================================

                                                                         U.S. $
                                                  Contract              Value on               U.S. $              Unrealized
                                                   Amount              Origination             Current            Appreciation
                                                    (000)                 Date                  Value            (Depreciation)
                                            -------------------   -------------------    -------------------   -------------------
Canadian Dollars,
   settling 11/23/98....................               8,313         $    5,376,519        $    5,387,191          $   (10,672)
Danish Krona,
   settling 11/30/98....................              55,000              8,745,707             8,738,623                7,084
Deutsche Marks,
   settling 12/18/98....................              83,630             51,149,837            50,602,954              546,883
French Francs,
   settling 12/18/98....................              26,444              4,889,282             4,769,786              119,496
Italian Lira,
   settling 11/25/98....................          12,660,183              7,781,305             7,727,119               54,186
Japanese Yen,
   settling 11/19/98....................             408,800              3,514,745             3,515,795               (1,050)
New Zealand Dollars,
   settling 11/17/98....................               7,880              4,065,028             4,174,460             (109,432)
Swedish Krona,
   settling 11/19/98....................              30,671              3,848,282             3,931,506              (83,224)
                                                                                                                   -----------
                                                                                                                   $   363,999
                                                                                                                   ===========

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1998.

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The pay-ment flows are usually netted against each other, with the difference being paid by one party to the other.

                                            Alliance Multi-Market Strategy Trust
================================================================================

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at October 31, 1998.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended             Year Ended
                                                 October 31,           October 31,           October 31,            October 31,
                                                    1998                  1997                   1998                  1997
                                            -------------------   -------------------    -------------------   -------------------
Class A
Shares sold.............................               530,311               516,722      $       3,571,273     $       3,728,611
Shares issued in reinvestment of
   dividends............................               449,493               211,609              3,054,490             1,529,106
Shares converted from Class B...........             3,186,541             5,542,644             21,941,497            39,662,519
Shares redeemed.........................            (3,289,006)           (2,268,565)           (22,364,893)          (16,382,016)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................               877,339             4,002,410      $       6,202,367     $      28,538,220
                                             =================     =================      =================     =================
Class B
Shares sold.............................               626,552               509,209      $       4,228,522     $       3,686,703
Shares issued in reinvestment of
   dividends............................                97,710               176,547                668,814             1,277,395
Shares converted to Class A.............            (3,186,541)           (5,542,644)           (21,941,497)          (39,662,519)
Shares redeemed.........................              (665,735)           (3,169,143)            (4,572,168)          (22,944,703)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................            (3,128,014)           (8,026,031)     $     (21,616,329)    $     (57,643,124)
                                             =================     =================      =================     =================
Class C
Shares sold.............................               214,001               114,774      $       1,435,335     $         838,047
Shares issued in reinvestment of
   dividends............................                 9,006                 7,279                 61,303                52,557
Shares issued in connection with
   the acquisition of World Income
   Trust................................             2,285,690                    -0-            15,429,617                    -0-
Shares redeemed.........................              (194,644)             (101,777)            (1,313,011)             (736,104)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................             2,314,053                20,276      $      15,613,244     $         154,500
                                             =================     =================      =================     =================

NOTES TO FINANCIAL STATEMENTS (cont.)       Alliance Multi-Market Strategy Trust
================================================================================

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1998.

--------------------------------------------------------------------------------

NOTE G: Acquisition of World Income Trust

On October 16, 1998 the Fund acquired all of the assets of World Income Trust pursuant to the plan of reorganization approved by World Income Trust shareholders on October 12, 1998. The acquisition was accomplished by a tax-free exchange of 2,285,690 shares of the fund for 9,587,483 shares of World Income Trust on October 16, 1998. The aggregate net assets of the Fund and World Income Trust immediately before the acquisition were $103,915,311 and $15,130,026. Immediately after the acquisition the combined net assets of the Fund amounted to $119,045,337.

--------------------------------------------------------------------------------

NOTE H: Subsequent Event

On November 13, 1998 the Fund acquired all of the assets of Alliance Short-Term Multi-Market Trust pursuant to the plan of reorganization approved by Short-Term Multi-Market Trust shareholders on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of Short-Term Multi Market Trust on November 13, 1998. The aggregate net assets of the Fund and Short-Term Multi-Market Trust immediately before the acquisition were $118,348,530 and $413,049,483. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.

FINANCIAL HIGHLIGHTS                        Alliance Multi-Market Strategy Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         ---------------------------------------------------------------------
                                                                                          CLASS A
                                                         ---------------------------------------------------------------------
                                                                                 Year Ended October 31,
                                                         ---------------------------------------------------------------------
                                                            1998           1997           1996           1995           1994
                                                         ----------     ----------     ----------     ----------     ---------
Net asset value, beginning of year ...................   $  7.11        $  7.23        $  6.83        $  8.04        $  8.94
                                                         -------        -------        -------        -------        -------
Income From Investment Operations
Net investment income ................................       .44(a)         .47(a)         .59(a)         .77(a)         .85
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................       .02            .08            .48          (1.31)         (1.08)
                                                         -------        -------        -------        -------        -------
Net increase (decrease) in net asset value from
   operations ........................................       .46            .55           1.07           (.54)          (.23)
                                                         -------        -------        -------        -------        -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.44)          (.47)          (.67)            -0-          (.09)
Distributions in excess of net investment income .....      (.42)          (.20)            -0-            -0-            -0-
Tax return of capital ................................      (.07)            -0-            -0-          (.67)          (.58)
                                                         -------        -------        -------        -------        -------
Total dividends and distributions ....................      (.93)          (.67)          (.67)          (.67)          (.67)
                                                         -------        -------        -------        -------        -------
Net asset value, end of year .........................   $  6.64        $  7.11        $  7.23        $  6.83        $  8.04
                                                         =======        =======        =======        =======        =======
Total Return
Total investment return based on net asset value (b) .      6.90%          7.82%         16.37%         (6.47)%        (2.64)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $95,568        $96,133        $68,776        $76,837        $52,385
Ratio to average net assets of:
   Expenses ..........................................      1.74%(c)       1.58%(c)       1.64%          1.60%          1.41%
   Expenses, excluding interest expense ..............      1.74%          1.58%          1.60%(d)       1.55%(d)       1.30%(d)
   Net investment income .............................      6.46%          6.50%          8.40%          8.56%          7.17%
Portfolio turnover rate ..............................        24%           173%           215%           400%           605%

--------------------------------------------------------------------------------
See footnote summary on page 19.

FINANCIAL HIGHLIGHTS (continued)            Alliance Multi-Market Strategy Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         -----------------------------------------------------------------------
                                                                                          CLASS B
                                                         -----------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                         -----------------------------------------------------------------------
                                                             1998         1997           1996           1995            1994
                                                         -----------   -----------    -----------    -----------     -----------
Net asset value, beginning of year ...................   $   7.11      $   7.23       $   6.83       $   8.04        $   8.94
                                                         --------      --------       --------       --------        --------
Income From Investment Operations
Net investment income ................................        .36(a)        .42(a)         .53(a)         .44(a)          .88
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................        .05           .06            .47          (1.05)          (1.18)
                                                         --------      --------       --------       --------        --------
Net increase (decrease) in net asset value from
   operations ........................................        .41           .48           1.00           (.61)           (.30)
                                                         --------      --------       --------       --------        --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.36)         (.42)          (.60)            -0-           (.08)
Distributions in excess of net investment income .....       (.43)         (.18)            -0-            -0-             -0-
Tax return of capital ................................       (.07)           -0-            -0-          (.60)           (.52)
                                                         --------      --------       --------       --------        --------
Total dividends and distributions ....................       (.86)         (.60)          (.60)          (.60)           (.60)
                                                         --------      --------       --------       --------        --------
Net asset value, end of year .........................   $   6.66      $   7.11       $   7.23       $   6.83        $   8.04
                                                         ========      ========       ========       ========        ========
Total Return
Total investment return based on net asset value (b) .       6.24%         6.90%         15.35%         (7.31)%         (3.35)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $  7,217      $ 29,949       $ 88,427       $116,551        $233,896
Ratio to average net assets of:
   Expenses ..........................................       2.41%(c)      2.29%(c)       2.35%          2.29%           2.11%
   Expenses, excluding interest expense ..............       2.41%         2.29%          2.31%(d)       2.22%(d)        2.01%(d)
   Net investment income .............................       5.64%         5.79%          7.69%          7.53%           6.44%
Portfolio turnover rate ..............................         24%          173%           215%           400%            605%

--------------------------------------------------------------------------------
See footnote summary on page 19.

                                            Alliance Multi-Market Strategy Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         -----------------------------------------------------------------
                                                                                          CLASS C
                                                         -----------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                         -----------------------------------------------------------------
                                                            1998           1997          1996          1995        1994
                                                         ----------     ----------    ----------    ----------  ----------
Net asset value, beginning of year ...................   $  7.11        $  7.23       $  6.83       $  8.04     $  8.94
                                                         -------        -------       -------       -------     -------
Income From Investment Operations
Net investment income ................................       .25(a)         .42(a)        .54(a)        .44(a)      .46
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................       .16            .07           .47         (1.04)       (.75)
                                                         -------        -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................       .41            .49          1.01          (.60)       (.29)
                                                         -------        -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.41)          (.42)         (.61)           -0-       (.09)
Distributions in excess of net investment income .....      (.42)          (.19)           -0-           -0-         -0-
Tax return of capital ................................      (.04)            -0-           -0-         (.61)       (.52)
                                                         -------        -------       -------       -------     -------
Total dividends and distributions ....................      (.87)          (.61)         (.61)         (.61)       (.61)
                                                         -------        -------       -------       -------     -------
Net asset value, end of year .........................   $  6.65        $  7.11       $  7.23       $  6.83     $  8.04
                                                         =======        =======       =======       =======     =======
Total Return
Total investment return based on net asset value (b) .      6.10%          6.92%        15.36%        (7.29)%     (3.34)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $16,518        $ 1,203       $ 1,076       $   786     $ 1,252
Ratio to average net assets of:
   Expenses ..........................................      2.61%(c)       2.28%(c)      2.34%         2.29%       2.08%
   Expenses, excluding interest expense ..............      2.61%          2.28%         2.30%(d)      2.24%(d)    1.99%(d)
   Net investment income .............................      5.28%          5.80%         7.62%         7.55%       6.10%
Portfolio turnover rate ..............................       240%           173%          215%          400%        605%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return.

(c) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1998 and October 31, 1997, the net expense ratios were 1.73% and 1.57% for Class A, 2.40% and 2.28% for Class B and 2.60% and 2.27% for Class C shares, respectively.

(d)   Interest expense includes commitment fees paid.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                        Alliance Multi-Market Strategy Trust
================================================================================

To the Shareholders and Board of Directors
Alliance Multi-Market Strategy Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                             /s/ Ernst Young LLP

New York, New York
December 2, 1998

                                            Alliance Multi-Market Strategy Trust
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

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THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income
Alliance Bond Fund
      U.S. Government Portfolio
      Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income
Alliance Municipal Income Fund
      California Portfolio
      Insured California Portfolio
      Insured National Portfolio
      National Portfolio
      New York Portfolio
Alliance Municipal Income Fund II
      Arizona Portfolio
      Florida Portfolio
      Massachusetts Portfolio
      Michigan Portfolio
      Minnesota Portfolio
      New Jersey Portfolio
      Ohio Portfolio
      Pennsylvania Portfolio
      Virginia Portfolio

Money Market
AFD Exchange Reserves

Growth
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

Growth & Income
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

International
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional
Premier Growth
Quasar
Real Estate Investment

Closed-End Funds
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

Cash Management Services
ACM Institutional Reserves
      Government Portfolio
      Prime Portfolio
      Tax-Free Portfolio
      Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
      California Portfolio
      Connecticut Portfolio
      Florida Portfolio
      General Portfolio
      Massachusetts Portfolio
      New Jersey Portfolio
      New York Portfolio
      Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
      Prime Portfolio
      Government Portfolio
      General Municipal Portfolio


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                                                                 ---------------
ALLIANCE MULTI-MARKET STRATEGY TRUST                                BULK RATE
1345 Avenue of the Americas                                        U.S. POSTAGE
New York, NY 10105                                                     PAID
(800) 221-5672                                                     New York, NY
                                                                 Permit No. 7131
                                                                 ---------------
Alliance Capital [LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ASTAR